Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Rick Darnaby, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Somera Communications, Inc. on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report of Somera Communications, Inc. on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Somera Communications, Inc.

By:	/s/ RICK DARNABY
Name: Rick Darnaby Title: Chief Executive Officer Date: August 13, 2002

I, Gary Owen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Somera Communications, Inc. on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report of Somera Communications, Inc. on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Somera Communications, Inc.

By:	/s/ GARY J. OWEN
Name: Gary J. Owen Title: Chief Financial Officer Date: August 13, 2002